                                                                    Exhibit 10.4


NEITHER THIS WARRANT NOR THE SECURITIES INTO WHICH THIS WARRANT IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES
                                                                     ----------
ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN
---
EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREUNDER AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.

THIS WARRANT IS SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER SET FORTH IN THIS WARRANT.

                                                                           No. 1

                                    WARRANT
                              Dated July 9, 2001
                              ("Effective Date")

      to Purchase up to an Aggregate of 22,220,113 Shares of Common Stock
                            (Subject to Adjustment)

                           at U.S. $.0575 per share

                     VOID AFTER 10:00 a.m. (Eastern Time)

                                on July 9, 2008


     THIS IS TO CERTIFY that the I. Reich Family Limited Partnership, a Delaware limited partnership, ("Holder"), or its Permitted Assigns (as defined in Section 10 of this Warrant), is entitled to purchase, subject to the provisions of this Warrant ("Warrant"), from SpectruMedix Corporation, a Delaware corporation (the "Company"), in accordance with the provisions set forth below, an aggregate of up to 22,220,113 (subject to adjustment) (as adjusted, the "Warrant Number") fully paid and nonassessable shares (as subject to adjustment hereunder, the "Shares") of the common stock, par value $.00115 per share (the "Common Stock"), of the Company, at a price of $.0575 per share (as subject to adjustment hereunder, the "Exercise Price"). The amount and kind of securities purchasable pursuant to the rights granted hereunder and the Exercise Price for such securities are subject to adjustment pursuant to the further provisions of this Warrant.

1.   EXERCISE OF WARRANT

     1.1 Subject to the provisions hereof, Warrants may be exercised in whole or in part at any time or from time to time on or after the date hereof (the "Exercise Date") and until July 9, 2008 (the "Expiration Date").

     1.2 This Warrant shall be exercised by presentation and surrender hereof to the Company at the principal office of the Company accompanied by

          (a)  a written notice of exercise in the form attached as Exhibit A
                                                                    ---------
               hereto ("Election to Purchase"); and

          (b) payment to the Company, for the account of the Company, of the Exercise Price for the number of Shares specified in such notice.

          The Exercise Price for the number of Shares specified in the notice shall be payable in immediately available good funds, at the option of the Holder, in U.S. dollars, provided, however, that in lieu of making
                                       --------  -------
          cash payment of the Exercise Price to the Company, the Holder may tender all or any unpaid portion of that certain Secured Note dated July 9, 2001 issued by the Company to the Holder, and shall treat indebtedness so tendered as the equivalent of cash payment, at the rate of $2 of cash payment for each $1 in principal amount of Secured Note which is so tendered. The Exercise Price shall be subject to adjustment pursuant to Section 4 hereof.

          (c)  In lieu of delivering the Exercise Price as set forth in Section
                                                                        -------
               1.2(b), the Holder may instruct the Company in writing ("Notice
               ------
               of Conversion") to deliver to the Holder (without payment by the Holder of any Exercise Price) that number of shares of Common Stock equal to the quotient obtained by dividing:

               (i) the value of this Warrant at the time the conversion right is exercised (determined by subtracting the aggregate Exercise Price in effect immediately prior to the exercise of the conversion right from the aggregate Current Market Price of the shares of Common Stock issuable upon exercise of this Warrant immediately prior to the exercise of the conversion right) by

               (ii) the Current Market Price of one share of Common Stock immediately prior to the exercise of the conversion right.

          (d) For purposes hereof, "Current Market Price" shall mean: the average of the closing prices of any security's sales on all securities exchanges on which such security may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted on the Nasdaq National Market ("NASDAQ") as of 4:00 P.M., New York time, or, if on any day such security is not quoted on NASDAQ, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of twenty-one (21) days consisting of the day as of which the Current Market Price is being determined and the twenty (20) consecutive business days prior to such day. If at any time such security is not listed on any securities exchange or quoted on NASDAQ or the over-the counter market, the "Market Price" shall be the fair value thereof determined by the Board of Directors of the Corporation.

     1.3 Upon such presentation and surrender, the Company shall issue promptly to the Holder the Shares to which the Holder is entitled hereunder. The number of Shares purchasable upon the exercise of this Warrant shall be subject to adjustment pursuant to Section 4 hereof.

     1.4 If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder to purchase the balance of the Shares purchasable hereunder. Upon receipt by the Company of this Warrant, in proper form for exercise, the Holder shall be deemed to be the holder of record of the Shares issuable upon such exercise, notwithstanding that the share transfer books of the Company shall then be closed or that certificates representing such Shares shall not then be actually delivered to the Holder. No fractions of Shares shall be issued in connection with the exercise of this Warrant, but in lieu of such fractional shares the Company shall round down the number of Shares issued to the nearest whole number.

     1.5  Mandatory Exercise.  In the event that the Company effects a public
          ------------------
          offering of its equity securities in which the gross proceeds to the Company (before deduction for underwriters' fees and commissions, blue sky expenses, the fees and expenses of accountants and attorneys or other related transaction expenses) exceed $20,000,000, then the Holder shall, upon written notice from the Company, exercise this Warrant for such number of shares of Common Stock subject hereto as the Company may specify in such notice.

2.   RESERVATION OF SHARES: PRESERVATION OF RIGHTS

     The Company hereby agrees that at all times it will maintain and reserve such number of authorized but unissued Shares so that this Warrant may be exercised without additional authorization of shares of Common Stock after giving effect to all other options, warrants, convertible securities and other rights to acquire shares of Common Stock of the Company. All Shares issuable pursuant to the terms hereof, when issued upon exercise of this Warrant in accordance with the terms hereof shall be duly and validly issued and fully paid and nonassessable, not subject to preemptive rights and shall be free and clear of all liens, encumbrances, equities and claims. The Company further agrees that it will not, by charter amendment or through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary act, avoid or seek to avoid the observance or performance of any of the covenants, stipulations or conditions to be observed or performed hereunder by the Company.

3.   EXCHANGE OR LOSS OF WARRANT

     This Warrant is exchangeable, upon presentation and surrender hereof at the principal office of the Company, only in connection with a partial exercise hereof. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like terms, tenor and date.

4.   ADJUSTMENT

     The number of Shares purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time or upon exercise as provided in this Section 4.

     4.1 If, during the term of this Warrant, the Company shall distribute a stock dividend or shares of capital stock to the holders of shares of Common Stock, the number of Shares purchasable upon exercise of this Warrant shall be increased by multiplying such number of Shares to be purchased under this Warrant by a fraction of which the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for the determination of stockholders entitled to receive such dividend or distribution (the "Original Outstanding Shares") and the numerator shall be (i) the Original Outstanding Shares plus (ii) the total number of such shares of Common
                             ----
          Stock being issued or distributed. Such increase will become effective immediately after the opening of business on the date fixed for such determination, and upon the happening of such an event the Exercise Price shall be adjusted appropriately as described herein. For purposes of this Section 4.1, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company. The Exercise Price shall be multiplied by a fraction of which the numerator shall be the Original Outstanding Shares and the denominator shall be the sum of (i) the Original Outstanding Shares plus (ii) the total number of shares of Common Stock being issued or
          ----
          distributed.

     4.2 If, during the term of this Warrant, the outstanding shares of Common Stock shall be subdivided into a greater number of shares, the number of Shares purchasable upon exercise of this Warrant at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately increased and the Exercise Price shall be proportionately decreased, as appropriate, and, conversely, if the outstanding shares of Common Stock shall each be combined into a smaller number of shares, the number of Shares purchasable upon exercise of this Warrant at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately decreased and the Exercise Price shall be proportionately increased, as appropriate.

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     4.3  Reorganization, Reclassification, Merger, Consolidation or Disposition
          ----------------------------------------------------------------------
          of Assets
          ---------

          (a) In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation or sell, transfer or otherwise dispose of all or substantially all of its property, assets or business to another corporation and pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets,
               (i) shares of capital stock of the successor or acquiring corporation or of the Company (if it is the surviving corporation) or (ii) any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of capital stock of the successor or acquiring corporation ("Other Property") are to be received by or distributed to the holders of shares of Common Stock of the Company who are holders immediately prior to such transaction, then suitable lawful and enforceable provisions shall be made as part of such transaction whereby the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the number of shares of capital stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of Shares for which this Warrant is exercisable immediately prior to such event.

          (b) In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined by resolution of the Board of Directors of the Company) in order to provide for adjustments of shares of the Shares for which this Warrant is exercisable, which modifications shall be as nearly equivalent as practicable to the adjustments provided for in this Section 4. The Company shall not consummate or agree to consummate any such reorganization, reclassification, merger, consolidation or disposition unless the successor or acquiring person shall have duly executed a written instrument providing for the express assumption referred to in the first sentence of this Section 4.6(b).

          (c) The provisions of this Section 4.6 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

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     4.4  Fractional Shares
          -----------------

          The Company shall not be required to issue fractional Shares on the exercise of Warrants. If any fraction of a Share would, except for the provisions of this Section 4.8, be issuable on the exercise of this Warrant (or specified portion thereof), the Company shall pay an amount in cash equal to the fair market value (as determined in good faith by the Board of Directors and described in a resolution of the Board of Directors) for one Share on the business day immediately preceding the date the Warrant is exercised, multiplied by such fraction, computed to the nearest whole cent.

5.   NOTICE OF CERTAIN EVENTS

     The holder of this Warrant shall be entitled to the same rights to receive notices of corporate actions as any holder of shares of Common Stock as provided in the Company's Articles of Incorporation, as amended, or otherwise. Notwithstanding, in case at any time:

     5.1 There shall be any merger of the Company with, or any statutory exchange of the Company's securities with the securities of, or sale of all or substantially all of its assets to, another corporation; or

     5.2 There shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

     then, in any one or more of such cases, the Company shall give written notice, by first class mail, postage prepaid, addressed to the Holder at the address of the Holder as shown on the books of the Company, of the date on which such merger, exchange, sale, dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall also specify the date as of which the holders of Shares of record shall be entitled to exchange their Shares for securities or other property deliverable upon such merger, exchange, sale, dissolution, liquidation or winding up, as the case may be. Such written notice shall be given at least thirty (30) days prior to the action in question.

6.   NOTICE OF ADJUSTMENTS

     Whenever the number of Shares for which this Warrant is exercisable or the Exercise Price is adjusted as provided in Section 4 hereof, the Company shall promptly compute such adjustment and mail to the Holder at the last address provided to the Company in writing a certificate, signed by the principal financial officer of the Company, setting forth the number of Shares for which this Warrant is exercisable and the Exercise Price as a result of such adjustment, a brief statement of the facts requiring such adjustment and the detailed computation thereof and when such adjustment has or will become effective.

7.   RIGHTS OF THE HOLDER

     7.1 Without limiting the foregoing or any remedies available to the Holder, the Holder will be entitled to specific performance of the obligations hereunder, and

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          injunctive relief against actual or threatened violations of the obligations of any person subject to this Warrant.

     7.2 This Warrant shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company whatsoever, except the rights expressed herein and no dividend or interest shall be payable or accrue in respect of this Warrant.

8.   NOTICE GENERALLY

     Any notice, demand, request, consent, approval, declaration, delivery or communication hereunder to be made pursuant to the provisions of this Warrant shall be sufficiently given or made if in writing and shall be deemed to have been validly served, given or delivered (a) when sent after receipt of confirmation or answer back if sent by telex or telecopy or other similar facsimile transmission, (b) two (2) business days after deposit with a reputable international two (2) day courier with all charges prepaid or (c) when delivered if hand-delivered by messenger, all of which shall be properly addressed to the party to be notified and sent to the address or number indicated, to the Holder, or the holder of Shares at its last known address appearing on the books of the Company maintained for such purpose, and to the Company at:

                           SPECTRUMEDIX CORPORATION
                           2121 Old Gatesburg Road
                           State College, Pennsylvania 16803
                           Attention:  Chief Executive Officer

     or at such other address as may be submitted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice.

9.   GOVERNING LAW

     THIS WARRANT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

10.  SUCCESSORS AND ASSIGNS

     The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and the Holder hereof and its respective successors and permitted assigns (provided that the Company's obligation to a transferee of this Warrant arises only if such transfer is made in accordance with the terms of this Warrant).

11.  LEGENDS

     Each certificate evidencing any Shares issued upon exercise of this Warrant shall bear a legend in substantially the following form:

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          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN
          REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD
           --------------
          EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM
          THE REGISTRATION REQUIREMENTS THEREUNDER AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.

     If any Shares are (i) freely tradable pursuant to Rule 144(k) of the Securities Act or (ii) sold pursuant to an effective registration statement under the Securities Act, the Company shall, upon written request of the Holder thereof, issue to such Holder a new certificate evidencing such Shares without the legend required by this Section 14 endorsed thereon.

12.  AMENDMENTS AND WAIVERS

     Any waiver or amendment of any term of this Warrant shall be in a writing signed by both the Company and the Holder and shall be binding upon any subsequent holder of this Warrant.

     DATED:  July 9, 2001           SPECTRUMEDIX CORPORATION


                                    By: /s/ Stephen Wertheimer
                                       ----------------------------------
                                    Name: Stephen Wertheimer
                                    Title: Secretary & Vice President

                                   EXHIBIT A

                         FORM OF ELECTION TO PURCHASE


TO:  SpectruMedix Corporation (the "Company")

     Attention: Corporate Secretary

     1. The undersigned hereby elects to purchase __________ Shares of the Company pursuant to the terms of the attached Warrant.

     2. The undersigned elects to exercise the attached Warrant by means of a cash payment, and tenders herewith payment in full for the purchase price of the shares being purchased, together with all applicable transfer taxes, if any, other than stamp or documentary taxes.

     3. Please issue a certificate or certificates representing said Shares in the name of the undersigned or in such other name as is specified below:



                    _________________________
                             (Name)

                    _________________________

                    _________________________
                            (Address)



                                        _________________________
                                               (Signature)
                                        Title:___________________

__________________________
          (Date)

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                                   EXHIBIT B

                              FORM OF ASSIGNMENT

     FOR VALUE RECEIVED, _______________________ hereby sells, assigns, and transfers to each assignee set forth below all of the rights of the undersigned in and to the number of Warrants (as defined in and evidenced by the foregoing Warrant) set opposite the name of such assignee below and the shares of Common Stock issuable upon exercise of said Warrants:

Name of Assignee              Address              Number of Warrants
----------------              -------              ------------------



     If the total of said Warrants shall not be all the Warrants evidenced by the foregoing Warrant, the undersigned requests that a New Warrant evidencing the Warrants not so assigned be issued in the name of and delivered to the undersigned.

Dated:______________________      Name of Holder:



                                  (Print)_________________________

                                  By:_____________________________
                                  Title:__________________________